Exhibit 32.2

Certification of Chief Financial Officer Pursuant to 18 U. S. C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Brian B. Nickel, Chief Financial Officer of American Campus Communities, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(i)   The Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(ii)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 9, 2006	/s/ Brian B. Nickel
Brian B. Nickel
Executive Vice President, Chief Financial Officer and Secretary